                                                                   EXHIBIT 99.32
                          ANRC AUTO OWNER TRUST 1999-A
                     CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                    COLLECTION PERIOD:        32
SERVICER REPORT DATE: 12-Jun-02                     BEGINNING:          1-May-02
DISTRIBUTION DATE: 17-Jun-02                        ENDING:            31-May-02

                       ORIG PRINCIPAL      BEG PRINCIPAL         PRINCIPAL        INTEREST             TOTAL         END PRINCIPAL
                          BALANCE             BALANCE           DISTRIBUTION     DISTRIBUTION(*)    DISTRIBUTION        BALANCE
     ------------------------------------------------------------------------------------------------------------------------------
     CLASS A-1 NOTES $  125,000,000.00  $             0.00                  -  $            0.00               -   $           0.00
     CLASS A-2 NOTES $  314,000,000.00  $             0.00  $            0.00  $            0.00               -   $           0.00
     CLASS A-3 NOTES $  196,000,000.00  $    12,926,814.38  $   12,267,652.01  $       72,713.33   12,340,365.34   $     659,162.37
     CLASS A-4 NOTES $  151,800,000.00  $   151,800,000.00  $            0.00  $      877,910.00      877,910.00   $ 151,800,000.00
     ------------------------------------------------------------------------------------------------------------------------------
       NOTE TOTALS   $  786,800,000.00  $   164,726,814.38  $   12,267,652.01  $      950,623.33 $ 13,218,275.34   $ 152,459,162.37
     ------------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                           PRINCIPAL         INTEREST        END PRINCIPAL
                         DISTRIBUTION      DISTRIBUTION         BALANCE
     -------------------------------------------------------------------------
     CLASS A-1 NOTES                   -                -                    -
     CLASS A-2 NOTES                   -                -                    -
     CLASS A-3 NOTES         62.59006128       0.37098638           3.36307331
     CLASS A-4 NOTES                  -        5.78333333       1,000.00000000
     -------------------------------------------------------------------------
       NOTE TOTALS           62.59006128       6.15431972       1,003.36307331
     -------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 616625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                    COLLECTION PERIOD         32
SERVICER RPT DATE: 12-Jun-02                        BEGINNING:          1-May-02
DISTRIBUTION DATE: 17-Jun-02                        ENDING:            31-May-02

     I. Note Distributable Amounts

                    Principal            Interest           Total        Prin(per$1000/orig) Int(per$1000/orig) Total(per$1000/orig)
                -------------------------------------------------------------------------------------------------------------------
     CLASS A-1  $                 -  $            -  $               -  $                 -  $               -  $                 -
     CLASS A-2  $                 -  $            -  $               -  $                 -  $               -  $                 -
     CLASS A-3  $     12,267,652.01  $    72,713.33  $   12,340,365.34  $       62.59006128  $      0.37098638  $       62.96104766
     CLASS A-4  $                 -  $   877,910.00  $      877,910.00  $                 -  $      5.78333333  $        5.78333333
                -------------------------------------------------------------------------------------------------------------------
       TOTAL    $     12,267,652.01  $   950,623.33  $   13,218,275.34  $       62.59006128  $      6.15431972  $       68.74438099


      II. Pool Balance at the end of the Collection Period                                                      $  160,405,373.07

     III. Insurance Premium                                                                                     $       26,045.00

      IV. Spread Account Balance
                     (A) Balance after Deposits/Withdrawals for prior Distribution Date                         $    5,180,190.75
                     (B) Balance after Deposits/Withdrawals for current Distribution Date                       $    5,447,356.55

       V. Spread Account Required Amount                                                                        $    4,812,161.19

      VI. Spread Account Withdrawals
                     (A) Withdrawal to make required payments under 4.03                                        $               0
                     (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                $               0

     VII. Servicing Fee                                                                                                202,793.23

    VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                       $               0

      IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                   $               0

       X. Available Funds                                                                                       $   13,707,023.83

      XI. Insured Payment (if any)                                                                              $               0

     XII. Note Principal and Interest Carryover Shortfalls

                                   Note Principal            Note Interest
                                 Carryover Shortfall      Carryover Shortfall       Total
                                 ----------------------------------------------------------
          CLASS A-1               $             0.00      $              0.00      $   0.00
          CLASS A-2               $             0.00      $              0.00      $   0.00
          CLASS A-3               $             0.00      $              0.00      $   0.00
          CLASS A-4               $             0.00      $              0.00      $   0.00
                                 ----------------------------------------------------------
            TOTAL                 $             0.00      $              0.00      $   0.00

     XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior Period

                                 Current Distribution Date     Prior Distribution Date
                                       Note Principal               Note Principal                Change in Note
                                    Carryover Shortfall          Carryover Shortfall       Principal Carryover Shortfall
                                 ---------------------------------------------------------------------------------------
          CLASS A-1                           $       0.00              $         0.00                      $       0.00
          CLASS A-2                           $       0.00              $         0.00                      $       0.00
          CLASS A-3                           $       0.00              $         0.00                      $       0.00
          CLASS A-4                           $       0.00              $         0.00                      $       0.00
                                 ---------------------------------------------------------------------------------------
            TOTAL                             $       0.00              $         0.00                      $       0.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 616625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                    COLLECTION PERIOD         32
SERVICER RPT DATE: 12-Jun-02                        BEGINNING:          1-May-02
DISTRIBUTION DATE: 17-Jun-02                        ENDING:            31-May-02

                                   Prior Distribution Date   Current Distribution
                                        Note Interest         Date Note Interest           Change in Note
                                     Carryover Shortfall      Carryover Shortfall     Interest Carryover Shortfall
                                 ----------------------------------------------------------------------------------
          CLASS A-1                           $       0.00           $         0.00                    $       0.00
          CLASS A-2                           $       0.00           $         0.00                    $       0.00
          CLASS A-3                           $       0.00           $         0.00                    $       0.00
          CLASS A-4                           $       0.00           $         0.00                    $       0.00
                                 ----------------------------------------------------------------------------------
            TOTAL                             $       0.00           $         0.00                    $       0.00

     IX. Delinquency Ratio

               A. Delinquency Statistics

                         Days                Outstanding      Past Due
                      Delinquent    Units     Principal        Amount
                      --------------------------------------------------
                        31- 60        719   5,227,662.52      481,356.40
                        61- 90        100     751,663.77      101,415.02
                       91- 120         23     178,366.49       30,063.52
                         121+           0              -               -
                      --------------------------------------------------
                         TOTAL        842   6,157,692.78      612,834.94

               B. Delinquency Percentage

                  (1) Principal balance of delinquent contracts between 30 and 120 days                         $    6,157,692.78
                  (2) Pool Principal Balance Beginning of Collection Period                                     $  172,673,025.08
                  (3) Delinquency Percentage (Line 1/Line 2)                                                                 3.57%

                                                                                           Units      Principal
                                                                                           -----    -------------
       X. Principal Balance of repossessed Financed Vehicles in inventory                      -    $        0.00

      XI. Liquidation Proceeds received from Defaulted Contracts                                    $  351,140.16

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                    COLLECTION PERIOD         32
SERVICER RPT DATE: 12-Jun-02                        BEGINNING:          1-May-02
DISTRIBUTION DATE: 17-Jun-02                        ENDING:            31-May-02

I. POOL BALANCE CALCULATION:

A. Original Pool Balance                                                                                           794,746,210.70

B. Beginning of Period Outstanding Pool Balance                                                                    172,673,025.08

C. Monthly Principal Amounts

           (1) Monthly Scheduled Payments                                                                            7,633,363.69
           (2) Full Prepayments (excluding Purchased Receivables)                                                    4,121,132.83
           (3) Defaulted Contracts during period                                                                       516,765.74
           (4) Receivables becoming Purchased Receivables
                during period                                                                                                   -
           (5) Other Receivables adjustments                                                                            (3,610.25)

           Total Monthly Principal Amounts                                                                          12,267,652.01

D. Total Monthly Payments allocable to Interest                                                                      1,582,833.60

E. End of period Outstanding Pool Balance                                                                          160,405,373.07

F. Pool Factor                                                                                                           0.201832

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                      Class A-1   Class A-2     Class A-3        Class A-4
                                                      ---------   ---------   --------------  ---------------
A. Beginning of period Outstanding Principal Balance          -           -    12,926,814.38   151,800,000.00

B. Noteholders' Principal Distributable Amount                -        0.00    12,267,652.01             0.00
C. Noteholders' Interest Distributable Amount                 -           -        72,713.33       877,910.00
                                                      ---------   ---------   --------------  ---------------
D. Note Distributable Amount                                  -           -    12,340,365.34       877,910.00
E. Note Principal Carryover Shortfall                         0           0                0                0
F. Note Interest Carryover Shortfall                          0           0                0                0
G. Insured Payment                                            0           0                0                0

H. End of period Outstanding Principal Balance                -           -       659,162.37   151,800,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

           A. Available Funds in Collection Account:

                    (1) Monthly Scheduled Payments on
                         Receivables during period
                        (including partial prepays)
                        (a) Principal                                                                                7,633,363.69
                        (b) Interest                                                                                 1,548,146.24
                    (2) Full Prepayments collected during period
                        (a) Principal                                                                                3,973,442.37
                        (b) Interest                                                                                    32,777.26
                    (3) Net Liquidation Proceeds collected
                         during period                                                                           $     351,140.16
                    (4) Net Insurance Proceeds collected
                         during period
                        (a) Principal                                                                                  147,690.46
                        (b) Interest                                                                                     1,910.10
                    (5) Purchase Amounts deposited in Collection
                         Account                                                                                                0
                    (6) Investment Earnings - Collection Account                                                 $      18,553.55

                    Total Available Funds in Collection Account                                                     13,707,023.83

           B. Available Funds in Payment Account:

                    (1) Available Funds transferred from Collection Account                                      $  13,707,023.83

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                    COLLECTION PERIOD         32
SERVICER RPT DATE: 12-Jun-02                        BEGINNING:          1-May-02
DISTRIBUTION DATE: 17-Jun-02                        ENDING:            31-May-02

                    (2) Amount withdrawn from Spread Account and deposited
                         to Payment Account                                                                      $              -
                    (3) Insured Payment deposited to Payment Account                                             $              -

                    Total Available Funds in Payment Account                                                     $  13,707,023.83

           C. Distributions from Payment Account:

                    (1) Monthly Servicing Fee                                                                    $     202,793.23
                    (2) Unpaid Monthly Servicing Fee for Prior Collection
                         Period                                                                                                 0
                    (3) Owner Trustee Fees (if paid from Available Funds)                                                       0
                    (4) Indenture Trustee Fees (if paid from Available
                         Funds)                                                                                                 0
                    (5) Insurance Premium                                                                               26,045.00
                    (6) Note Interest Distributable Amount
                            (a) Class A - 1                                                                                     -
                            (b) Class A - 2                                                                                     -
                            (c) Class A - 3                                                                             72,713.33
                            (d) Class A - 4                                                                            877,910.00
                    (7) Final Scheduled Distribution Date Note Principal
                         Distributable Amount
                            (a) Class A - 1                                                                                     0
                            (b) Class A - 2                                                                                     0
                            (c) Class A - 3                                                                                     0
                            (d) Class A - 4                                                                                     0
                    (8) Note Principal Distributable Amount
                            (a) Class A - 1                                                                                     -
                            (b) Class A - 2                                                                                     -
                            (c) Class A - 3                                                                         12,267,652.01
                            (d) Class A - 4                                                                                     -
                    (9)  Reimbursement Amounts Owing to Insurer                                                                 0
                    (10) Spread Account Deposit (to increase to Required
                          Amount)                                                                                      259,910.26
                    (11) Indenture or Owner Trustee Fees (not paid under C)                                                     0
                    (12) Re-Liening Expenses                                                                                    0
                       (To the extent not paid by Servicer)
                    (13) Transition Costs and Additional Servicing Fee to
                          Successor Servicer                                                                                    0
                    (14) After Servicer Default, remaining Available Funds
                         deposited in Note Distribution Account                                                                0

                    Total Distributions                                                                             13,707,023.83

           D. Excess Available Funds  (or shortfall)                                                                            -

           E. Remaining Available Funds to holder of Residual Interest
               Certificate                                                                                                      0

IV.  SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

           A. Available Funds Transferred from Collection Account to
               Payment Account                                                                                   $  13,707,023.83
           B. Distributions required under 4.03 (a)(i) through (vii)                                             $  13,447,113.57
           C. Spread Account Deposit to Payment Account (Min: $0 and Lines
               A -B)                                                                                             $              -
           D. Spread Account withdrawal required to reimburse Insurer for
               Preference Amounts                                                                                               0

V. SPREAD ACCOUNT BALANCE

           A. Spread Account Balance After Deposit/Disbursements

                    (1) Beginning Spread Account Balance                                                         $   5,180,190.75
                    (2) Investment Income Deposited to Spread Account                                            $       7,255.54
                    (3) Withdrawal to make required payments under 4.03                                          $              -
                    (4) Withdrawal to reimburse Preference Amounts
                         (to Insurer)                                                                                           0
                    (5) Deposit to Spread Account after Disbursements                                            $     259,910.26
                    (6) Spread Account Balance after Deposit/Disbursments                                        $   5,447,356.55

           B. Spread Account Required Amount                                                                     $   4,812,161.19
                    (1) 3% of Pool Balance                                                                       $   4,812,161.19

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                    COLLECTION PERIOD         32
SERVICER RPT DATE: 12-Jun-02                        BEGINNING:          1-May-02
DISTRIBUTION DATE: 17-Jun-02                        ENDING:            31-May-02

                    But in no event less than the lesser of (a) or (b)
                            (a) .5% of Original Pool Balance                                                     $   3,973,731.05
                            (b) Outstanding Principal Amount of All Notes                                        $ 152,459,162.37

           C. Excess Amount to Insurer for amounts owed under Insurance
               Agreement (lines A - B)                                                                                          0

           D. Excess Amount to Holder of Residual Interest Certificate
              (lines A - B - C)                                                                                  $     635,195.36

VI. INSURED PAYMENTS

           A. Available Funds Transferred from Collection Account to
               Payment Account                                                                                   $  13,707,023.83
           B. Available Funds Transferred from Spread Account to Payment
               Account                                                                                           $              0
           C. Note Interest Distributable Amount                                                                       950,623.33
           D. Guaranteed Note Principal Amount                                                                   $              0
           E. Deficiency Amount                                                                                  $              -
               (Min:(Lines A+B-C-D) and $0.00)                                                                   $              0
           F. Preference Amount                                                                                  $              0
           G. Insured Payment (lines E+F)                                                                        $              0

                                       Note Principal             Note Interest
                                  Carryover Shortfall       Carryover Shortfall             Total
                CLASS A-1                   $    0.00                $     0.00          $      0.00
                CLASS A-2                   $    0.00                $     0.00          $      0.00
                CLASS A-3                   $    0.00                $     0.00          $      0.00
                CLASS A-4                   $    0.00                $     0.00          $      0.00
           -----------------------------------------------------------------------------------------
                  TOTAL                     $    0.00                $     0.00          $      0.00

                              Current Distribution Date   Prior Distribution Date
                                    Note Principal            Note Principal                   Change in Note
                                 Carryover Shortfall        Carryover Shortfall     Principal Carryover Shortfall
                CLASS A-1                   $      0.00              $       0.00                   $        0.00
                CLASS A-2                   $      0.00              $       0.00                   $        0.00
                CLASS A-3                   $      0.00              $       0.00                   $        0.00
                CLASS A-4                   $      0.00              $       0.00                   $        0.00
           ------------------------------------------------------------------------------------------------------
                  TOTAL                     $      0.00              $       0.00                   $        0.00

                              Current Distribution Date   Prior Distribution Date
                                    Note Interest             Note Interest                Change in Note
                                 Carryover Shortfall        Carryover Shortfall     Interest Carryover Shortfall
                CLASS A-1                   $      0.00              $       0.00                   $       0.00
                CLASS A-2                   $      0.00              $       0.00                   $       0.00
                CLASS A-3                   $      0.00              $       0.00                   $       0.00
                CLASS A-4                   $      0.00              $       0.00                   $       0.00
           -----------------------------------------------------------------------------------------------------
                  TOTAL                     $      0.00              $       0.00                   $       0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                           $  10,198,858.14

VIII. DELINQUENCY RATIO

           A. Delinquency Statistics

                   Days                Outstanding      Past Due
                Delinquent    Units     Principal        Amount
           --------------------------------------------------------
                  31 - 60       719   $ 5,227,662.52   $ 481,356.40
                  61 - 90       100   $   751,663.77   $ 101,415.02
                 91 - 120        23   $   178,366.49   $  30,063.52
                   121+           0   $            -   $          -
           --------------------------------------------------------
                  TOTAL         842     6,157,692.78     612,834.94

           B. Delinquency Percentage

                    (1) Principal balance of delinquent contracts between
                         30 and 120 days                                                                         $   6,157,692.78
                    (2) Pool Principal Balance Beginning of Collection
                         Period                                                                                  $ 172,673,025.08
                    (3) Delinquency Percentage (Line 1/Line 2)                                                               3.57%

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                    COLLECTION PERIOD         32
SERVICER RPT DATE: 12-Jun-02                        BEGINNING:          1-May-02
DISTRIBUTION DATE: 17-Jun-02                        ENDING:            31-May-02

IX. CUMULATIVE NET LOSS RATIO

                    (1) Principal Balance of Defaulted Contracts in current
                         Collection Period                                                                       $     516,765.74
                    (2) Cumulative Defaulted Contracts Including
                         Defaulted Contracts in current Collection Period                                        $  44,439,068.05
                    (3) Net Liquidation Proceeds collected during current
                         Collection Period                                                                       $     351,140.16
                    (3A) Net Liquidation Proceeds adjustment                                                     $       4,749.37
                    (4) Cumulative Net Liquidation Proceeds Including
                         Net Liquidation Proceeds in current Collection
                         Period                                                                                  $  22,611,228.70
                    (5) Original Pool Balance                                                                    $ 794,746,210.70
                    (6) Cumulative Net Loss Rate (2) minus (4) divided
                         by (5)                                                                                              2.75%

X. REPOSSESSED INVENTORY

                                                                                                             Units     Principal
                                                                                                             -----   ------------
                    A. Principal Balance of repossessed Financed Vehicles (beg.)                                 0              -
                    B. Repossessed Financed Vehicles (Principal)                                                     $ 492,400.49
                    C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)                        $ 351,140.16
                    D. Realized losses on sale of repossessed Financed Vehicles (Principal)                          $ 141,260.33
                                                                                                             --------------------
                    E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)                       0   $          -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 12TH day of June, 2002


                                             /s/ James J. Teufel
                                             -----------------------------------
                                             Name:  James J. Teufel
                                             Title: Assistant Treasurer